UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K filed June 13, 2019)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 7, 2019

DLH Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-18492	22-1899798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Building 3, Suite 700
Atlanta, GA 30305
(Address of Principal Executive Offices, and Zip Code)

(866) 952-1647
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DLHC	Nasdaq Capital Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed on June 13, 2019 (the “Original Form 8-K”) by DLH Holdings Corp. (“DLH” or the “Company”) in order to provide financial information required by Item 9.01 of the Original Form 8-K. As previously reported in the Original Form 8-K, DLH acquired Social & Scientific Systems, Inc. (“SSS”) pursuant to a Stock Purchase Agreement dated June 7, 2019 (the “Purchase Agreement”) by and among DLH, SSS, and Social & Scientific Systems, Inc. Employee Stock Ownership Trust. The acquisition was completed on June 7, 2019 and SSS became a direct, wholly-owned subsidiary of DLH on such date (the “Acquisition”). The Original Form 8-K is amended by this Amendment on Form 8-K/A to present certain financial statements of SSS and to present certain unaudited pro forma financial information in connection with the Acquisition. SSS’s financial statements and the unaudited pro forma information of DLH and its subsidiaries are filed as exhibits hereto. The foregoing description of the Purchase Agreement and the transactions contemplated therein is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Original Form 8-K and incorporated herein by reference. Items and exhibits previously reported in the Original Form 8-K that are not included in this Amendment remain unchanged.

Item 7.01	Regulation FD Disclosure.
In addition to the unaudited pro forma financial information filed as Exhibit 99.3 to this Current Report on Form 8-K/A, DLH has prepared, and has furnished as Exhibit 99.4 to this Current Report on Form 8-K/A, certain non-GAAP financial information to present the unaudited pro-forma EBITDA of DLH for the fiscal year ended September 30, 2018 and the six months ended March 31, 2019 as if its acquisition of SSS was consummated on October 1, 2017. A reconciliation of the non-GAAP pro-forma financial information included in Exhibit 99.4 to the most directly comparable financial measures prepared in accordance with generally accepted accounting principles (GAAP) is also included in Exhibit 99.4. DLH uses EBITDA as a supplemental measure of its performance. Management believes this information may be informative to investors in evaluating the Company’s ongoing operating and financial results, identifying trends, and understanding how such results compare with its historical performance. It is not meant to be considered in isolation or as a substitute for comparable GAAP measures and should only be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The information in Item 7.01 of this Current Form 8-K/A and Exhibit 99.4 attached hereto is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 and Exhibit 99.4 shall only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)                                Financial Statements of Businesses Acquired

The audited balance sheets of SSS as of December 31, 2018 and December 31, 2017 and the related statements of operations, statements of shareholders’ equity and statements of cash flows for the years ended December 31, 2018 and 2017, the notes to the financial statements and the independent auditor’s report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheets of SSS as of March 31, 2019 and March 31, 2018 and the related statement of operations, statement of equity and statements of cash flows for the three months ended March 31, 2019 and 2018, and the notes to the financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

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(b)                                Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of DLH Holdings Corp. and its subsidiaries for the year ended September 30, 2018 and for the six months ended March 31, 2019 and the unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of March 31, 2019 giving effect to the acquisition of SSS are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

23.1	Consent of Aronson, LLC.

99.1
Audited balance sheets of Social & Scientific Systems, Inc. as of December 31, 2018 and 2017 and the related statement of operations, statement of shareholders’ equity and statement of cash flows for the years ended December 31, 2018 and 2017, the notes to the financial statements and the independent auditor’s report.

99.2	Unaudited Financial Statements of Social & Scientific Systems, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018.

99.3
Unaudited pro forma condensed combined balance sheet of DLH Holdings Corp. and its subsidiaries as of March 31, 2019, and the unaudited pro forma condensed combined statements of operations of DLH Holdings Corp. and its subsidiaries for the six months ended March 31, 2019 and the year ended September 30, 2018 giving effect to the acquisition of Social & Scientific Systems, Inc.

99.4	Unaudited pro forma presentation of EBITDA, a non-GAAP measure*

* Furnished herewith.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: August 5, 2019

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